PAM
STEAMS FRESH
HEALTHY CHOICE
Cafe Steamers
Natural

ConAgra Foods®

CAGNY 2008

Exhibit 99.2

Agenda Agenda Gary Rodkin – Overview Greg Smith – Supply Chain André Hawaux – Financial Metrics

ConAgra Foods

Banquet
ORIGINAL
egg beaters
PAM
100% NATURAL
ORIGINAL
NEW Jumbo Size!
HEBREW NATIONAL
Slim Jim
Original
Reddi wip
HEALTHY CHOICE
NEW!
Panini
STEAMS FRESH
HEALTHY CHOICE Café Steamers
Chef BOYARDEE
BEEF
Ravioli
Marie Callender's
Meat Lasagna
ALL-PURPOSE UNBLEACHED
Orville Redenbacher's
Natural
4 Mini Bags
Buttery Salt & Cracked
Snack Pack
Triples
Chocolate & Vanilla
Hunt's
100% NATURAL
Petite Diced
Beef
SWISS MISS
Marshmallow Lovers
Premium Cocoa
Chef BOYARDEE
Mac & Cheese!

Gary Rodkin, CEO Gary Rodkin, CEO

This release contains forward-looking statements.  These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances.  The Company undertakes no responsibility to update these statements.  Readers of this release should understand that these statements are not guarantees of performance or results.  Many factors could affect the Company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements.  These factors include, among other things, future economic circumstances, industry conditions, the Company’s ability to execute its operating and restructuring plans, availability and prices of raw materials, product pricing, competitive environment and related market conditions, operating efficiencies, the ultimate impact of the Company’s recalls, access to capital, actions of governments and regulatory factors affecting the Company’s businesses and other risks described in the Company’s reports filed with the Securities and Exchange Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements included in this release, which speak only as of the date made.
Note on Forward-Looking Statements
Note on Forward-Looking Statements

Early Focus
Vision
Culture
Wiring
Portfolio Changes
Cost – “Low Hanging Fruit”
Current Focus
Innovation / Renovation
Marketing Impact
Pricing
Next Wave of Productivity
“Player-Coach” Approach
Becoming a True Operating Company that
Becoming a True Operating Company that
Delivers Sustainable, Profitable Growth
Delivers Sustainable, Profitable Growth

Consumer Foods Segment: Consumer Foods Segment: Sticky Innovation Marketing Impact Smart Pricing Top-Line Growth Drivers

ConAgra Foods

Banquet
Marie Callender's
Healthy Choice
Kid Cuisine

Chef Boyardee

Orville Redenbacher's
ACT II

Hunt's
RO*TEL

Pemmican Premium Cut Beef Jerky
Slim Jim

Snack Pack

Swiss Miss

egg beaters
with real eggs

Reddi wip

PAM

Liquid Eggs
$125 MM
Number
1
Cocoa Mix
$150 MM
Number
1
Whipped
Toppings
$125 MM
Number
2
Cooking Spray
$125 MM
Number
1
Frozen
$1.9 B
Number
2
Canned Pasta
$475 MM
Number
1
Popcorn
$425 MM
Number
1
Canned
Tomatoes
$275 MM
Number
1
Shelf Stable
Desserts
$175 MM
Number
1
Sizable Equities in Attractive Categories
Meat Snacks
$225 MM
Number
2
Meat Snacks ranking includes convenience stores

ConAgra Foods

Blue Bonnet

Chef Boyardee

Egg Beaters

Healthy Choice

Hebrew National

Orville Redenbacher's

Marie Callender's

Libby's

Rosarita

Snack Pack

Wesson

High Quality Sales Trends for Many Brands
High Quality Sales Trends for Many Brands
Chef Boyardee
Orville Redenbacher's
Greater than 5% Sales Growth:  Rolling 3-Qtr Period
Blue Bonnet Egg Beaters Healthy Choice
Hebrew National
Libby’s
Marie Callender's
Rosarita Wesson Snack Pack

Innovation Platform: Innovation Platform: Amazing Taste Health & Wellness Extreme Convenience Key Drivers

ConAgra Foods

STEAMS FRESH in Your Microwave
HEALTHY CHOICE
Cafe Steamers
No Preservatives
General Tso's Spicy Chicken
Tempura Battered Chicken Breast With Rice & Vegetables In Spicy Brown Sauce
430 Calories
9g Fat
1g Saturated Fat
NET WT 10.8 OZ (306g)
KEEP FROZEN, COOK THOROUGHLY
STEAMS FRESH in Your Microwave
HEALTHY CHOICE
Cafe Steamers
Unique STEAM COOKER
No Preservatives
Beef Merlot
Beef Steak & Red Skin Potatoes With Vegetables, Merlot Wine Sauce
220 Calories
6g Fat
1.5g Saturated Fat
NET WT 10 OZ (284g)
KEEP FROZEN, COOK THOROUGHLY

Healthy Choice Cafe Steamers Healthy Choice Cafe Steamers

ConAgra Foods

STEAMS FRESH in Your Microwave
HEALTHY CHOICE
Cafe Steamers™
Unique STEAM COOKER™
No Preservatives
General Tso's Spicy
Chicken

Healthy Choice Cafe Steamers
Healthy Choice Cafe Steamers
On-Track for
$100 MM
+
Year 1
Raising the
Bar Toward
Restaurant
Quality
Meeting Strict
Health & Wellness
Guidelines
Delivering
Extreme
Convenience

Healthy Choice Cafe Steamers Ad Video

ConAgra Foods

HEALTHY CHOICE
NEW!
Philly Cheese Steak Panini
HEALTHY CHOICE
NEW!
Smoked Chicken Panini
GRILLS IN YOUR MICROWAVE!
HEALTHY CHOICE
NEW!
Chicken Basil Panini
Diced White Chicken, Three Cheeses, Diced Tomatoes, Spinach And Roasted Onions With Creamy Basil Sauce, On Italian Bread
5g Fat 310 Calories 600mg Sodium
Café Selections
KEEP FROZEN; COOK THOROUGHLY
NOT FOR RETAIL SALE
HEALTHY CHOICE
NEW!
Tomato Basil & Mozzarella Panini
4.5g Fat 310 Calories 600mg Sodium
Café Selections
GRILLS IN YOUR MICROWAVE!
KEEP FROZEN; COOK THOROUGHLY
NOT FOR RETAIL SALE

Healthy Choice Panini Healthy Choice Panini

Healthy Choice Meals
Healthy Choice Meals
* Includes 3 Month Allocation on Café Steamers
+ 8%
Avg Price
+ 0.3% (Measured Channels)
Mkt Share
+ 19% (All Channels)
Net Sales
Healthy Choice Meals
FY ’08 YTD* vs. Year AGO

ConAgra Foods

10 Mini Bags
New!
Orville Redenbacher's
Gourmet Popping Corn
Natural
No Artificial Flavors
No Artificial Colors
No Artificial Preservatives
100% Whole Grain Popcorn
0g Trans Fat
Buttery Salt & Cracked Pepper
Buttery Garlic
4 Mini Bags
3 Pack
Simply Salted
Simply Salted 50% LESS FAT
Microwave

Orville Naturals Orville Naturals

New!
Orville Redenbacher's
GOURMET POPPING CORN
Natural
4 Mini Bags
No Artificial Flavors
No Artificial Colors
No Artificial Preservatives
100% Whole Grain Popcorn
0g Trans Fat per serving
Buttery Salt & Cracked Pepper
MICROWAVE
4-1.6 OZ (44g) BAGS (NET WT 6.2 OZ) (176g)

Orville Naturals Orville Naturals Bold Flavors All Natural One-Step Convenience

Orville Naturals Ad Video

ConAgra Foods

100% NATURAL
Hunt's
NEW!
TOMATOES
Fire Roasted
DICED with GARLIC
NET WT 14.5 OZ (411g)
100% NATURAL
Hunt's
NEW EASY OPEN TOP
TOMATOES
Petite Diced
ALWAYS
STEAM PEELED
100% NATURAL
NET WT 14.5 OZ (411g)

Hunt’s Hunt’s

ConAgra Foods

100% NATURAL
Hunt's
TOMATOES
NEW!
Fire Roasted
DICED with GARLIC
NET WT 14.5 OZ (411g)
100% NATURAL
Hunt's
TOMATOES
NEW
Petite Diced
ALWAYS
STEAM PEELED
100% NATURAL
NET WT 14.5 OZ (411g)

Hunt’s
Hunt’s
+ 1.7%
+ 9%
Mkt Share
+ 1.1%
Mkt Share
Net Sales
+ 5%
Net Sales
10/07 – 1/08
*
vs. Year AGO
FY ’08 YTD vs. Year AGO
Hunt’s Canned Tomatoes
* Period of Increased Advertising & New Products

Hunt’s Ad Video

ConAgra Foods

NEW!
Chef
BOYARDEE
Mac & Cheese!
Macaroni in Cheese Sauce
NET WT 15 OZ
NEW and IMPROVED!
Chef
BOYARDEE
Mac & Cheese!
NEW!
Chef
BOYARDEE
Mac & Cheese!

Chef Boyardee Chef Boyardee

ConAgra Foods

NEW!
Chef
BOYARDEE
Mac & Cheese!
NEW and IMPROVED!
Chef
BOYARDEE
Mac & Cheese!
NEW!
Chef
BOYARDEE
Mac & Cheese!

Chef Boyardee Chef Boyardee + 2.6% Mkt Share + 6.5% Net Sales FY ’08 YTD Chef Boyardee

Winter 2008 Product News

ConAgra Foods

WITH YOLK for more flavor
1.5g fat • 50mg cholesterol
egg beaters
New! with Yolk for More Flavor
SMART NUTRITION with real eggs GREAT TASTE
EGG PRODUCT
NET WT 15 OZ (425g)

WITH YOLK for more flavor
1.5g fat • 50mg cholesterol
3 Two Serving Cups
egg beaters
New! with Yolk for More Flavor
SMART NUTRITION with real eggs GREAT TASTE
EGG PRODUCT

6g 6g Protein 75 40 Calories 210mg 50mg Cholesterol 5g 1.5 g Fat Shell Eggs (Large) Egg Beaters with Yolk Egg Beaters – Egg Beaters – Now with Yolk Now with Yolk Taste at Parity with Shell Eggs

Egg Beaters Ad Video

ConAgra Foods

Taste the Gourmet Popcorn Cake Difference!
New!
Orville Redenbacher's
Gourmet Popping Corn
Mini Smart Cakes!
Chocolate
Sour Cream & Onion
Caramel
Cheddar

Orville Redenbacher’s Smart Cakes Orville Redenbacher’s Smart Cakes

External Focus
Early Prototyping
Iterative Feedback
Final Testing
Launch
Fewer, Bigger, Better, Faster to Market
Innovation Process:
Innovation Process:
Brands –
Brands –
Categories –
Categories –
Technologies
Technologies

More Product News: More Product News: Game Changing Snacks Game Changing Meals Fiscal Year 2009 Pipeline Focusing on: • Healthy • Flavor • All Natural • Portable

Marketing Investment Marketing Investment Effectiveness Significantly Improving Long-Term A&P Target: 6-7% of Sales for Consumer Foods Segment Investment will Accelerate for High-ROI Opportunities

Pricing Actions Pricing Actions Latest Round Effective March 24th – 95%+ Portfolio – Significant $ Impact Very Clear Direction - Initiative Led by CEO

Commercial Operations
Commercial Operations
Food & Ingredients Segment
– Sales = $1.9 Billion + 13%
– Operating Profit = $252 Million + 14%
Trading & Merchandising Segment
– Sales = $873 Million + 74%
– Operating Profit = $240 Million + 341%
Outstanding Fiscal 2008 H1 Performance

LambWeston

ConAgra Foods

- ≈
-
- ≈
-
-

My Fries
Gold

McDonald's

Another Key
Another Key
CAG Growth Driver
CAG Growth Driver
$2.0 Billion Annual Sales
# 1 Potato Company in
North America, # 2 Worldwide
20% International
Strong Double Digit Export
Growth Past 5 Years
Margin & ROIC Accretive
3 Year Trends
Sales 8%
+
CAGR

Trading & Merchandising
Trading & Merchandising
Fertilizer Wholesale Distribution
Grain and By-Products Merchandising
Energy and Agricultural Commodities Trading
Proactive Risk Governance & Controls
Linking Supply & Demand – Managing Logistical & Price Risk

Organization Organization Direct CEO Leadership of Largest Operating Segment Managed as One Portfolio “Player – Coach” Approach Transition in Process

ConAgra Foods

Banquet
egg beaters
PAM
ORIGINAL
HEBREW NATIONAL
Slim Jim
Reddi wip
HEALTHY CHOICE
HEALTHY CHOICE Café Steamers
Chef BOYARDEE Beef Ravioli
Marie Callender's
Orville Redenbacher's Natural
Snack Pack
Hunt's Petite Diced
Lamb Weston
SWISS MISS
Chef BOYARDEE Mac & Cheese!

Greg Smith, Supply Chain Greg Smith, Supply Chain

Supply Chain Supply Chain End-To-End Initiatives to Lower Total Delivered Cost Procurement Manufacturing Logistics Customer Service

Supply Chain Priorities Supply Chain Priorities Safety / Quality Customer Service Cost Management

Biggest $ Impact
Scale & Supplier Base
Overall Equipment Effectiveness
Yield & Waste Reduction
Touches & Miles
End-To-End Initiatives
COGS Opportunities
COGS Opportunities
Logistics
$5.0 B COGS Base
Manufacturing
Procurement
$0.6 B
$1.1 B
$3.3 B
Biggest Opportunity = Consumer Foods Segment
Represents More than 50% of the Total CAG COGS Base

Example:
Example:
Procurement
Increased Contracted Volume, Less Spot Buys
Reduced Safety Stock and Obsolescence
Lower Input Delivery Costs
Manufacturing
Optimize Plant Based Run Strategies
Improved Overall Equipment Effectiveness
Logistics
Reduced Working Capital
Improved Customer Service
Vendor Supply Chain
Synchronization
$50 MM
Opportunity

Example:
Example:
Procurement
Reduces Can Varieties from 100 to 20
Enables Purchasing Leverage
Manufacturing
Fewer Changeovers
Utilize Capacity Across Multiple Regions
Logistics
Standard Pallets
Reduce Network Miles by 15%
Increase Direct Plant Shipments
$20 MM
Opportunity
Component Consolidation
and Rationalization

Logistics
Consumer Foods Cost Opportunities:
Consumer Foods Cost Opportunities:
Current View
Current View
$225 Million (4-5%)
Fiscal 2010
$225 Million (4-5%)
Fiscal 2009
$225 Million (4-5%)
Fiscal 2008
Current View of COGS
Cost Savings Potential
COGS Inflation for Fiscal ‘08 is $400 Million, or > 8%
Approaching $5.0 Billion in Annual COGS
Procurement
Manufacturing
Source of Savings
$275 Million Achieved in Fiscal 2007

André André Hawaux, EVP & CFO Hawaux, EVP & CFO

Financial Outlook Financial Outlook

Financial Outlook: Sales, EPS and ROIC
Financial Outlook: Sales, EPS and ROIC
12% +
8% - 10%
4% +
Near Term
13% +
ROIC
8% - 10%
EPS
4%
Sales
Long Term New Guidance
All EPS and ROIC guidance discussed in this presentation excludes items impacting comparability. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of projections impracticable.

Sales: 4% + Financial Outlook Financial Outlook Innovation Strong Performance in Food & Ingredients Accelerated Pricing More Effective A&P Spend – Target 6-7% of Consumer Foods Sales

Financial Outlook Financial Outlook List Pricing Trade Spend Effectiveness Portfolio Management / Mix Accelerated Pricing:

Financial Outlook
Financial Outlook
Mix – Innovation is Gross Margin Accretive
Productivity
– COGS: $225 MM / YR Consumer Foods segment
Ultimate Margin Impact Depends on Inflation
– SG&A: Zero Growth for “Core Overhead”
SAP as an Enabler
Capital Allocation
Key Items Driving 8-10% EPS Growth from 4%+ Sales Growth

Financial Outlook
Financial Outlook
CAPEX $450 MM Per Year
– Quality / Food Safety
– Innovation
– Productivity
Depreciation $350 MM Per Year
Share Buyback Remains Benchmark for Capital Allocation
– $500 MM Authorization

Summary
Summary
More Balanced Algorithm
– Higher Sales Growth Expectations
– Mix
– Productivity
– G&A Initiatives
– Capital Allocation
Long Term EPS Goals Unchanged : 8-10% EPS Growth*
– Assumes normal ( $200 mm/yr) Trading & Merchandising profits
– Unusually high T&M Profits normalized in determining EPS base yr-to-yr
CAG expects 8-10% EPS growth long-term after normalizing high
T&M profits
* Excluding items impacting comparability.

Summary
Summary
Today’s News Release : Q3 2008 Better than Planned
– Very strong Trading & Merchandising results
– Food & Ingredients momentum also ahead of expectations
– As expected, Consumer Foods margin pressure
Pricing benefit starting to show in Q3, more in Q4
Solid Q3 volumes
Input cost increases continue to be high
– Q3 EPS Strength = Upside to $1.55
+
FY 2008 EPS*
– Q3 Not Yet Closed & Increased Investment Levels TBD
– Details on March 27 (Earnings Release)
*
Excluding items impacting comparability, see Appendix C.

PAM
STEAMS FRESH In Your Microwave
HEALTHY CHOICE
Café Steamers
Natural

ConAgra Foods®

CAGNY
2008

Margin % Goals and Margin $ Goals Very Different in
an Inflationary Environment
CAG Commitment to $ Growth.
Margin % Goals Relevant at Later Date.
42% 50%
Profit Margin %
After Inflation
& Pricing
Before Inflation
& Pricing
10%
$ Profit Growth
$1.10 $1.00
Profit $
$1.50 $1.00
Costs
$2.60 $2.00
Sales
Example:
Appendix A: Margin % Goals
Appendix A: Margin % Goals
$ Profit Grows,
% Erodes

Appendix B:
Appendix B:
Consumer COGS –
Consumer COGS –
Major Components
Major Components
Logistics
$5.0 B COGS Base
Manufacturing
Procurement
$0.6 B
$1.1 B
$3.3 B Proteins 20.0%
Fats and Oils 15.0%
Dairy 5.0%
Grains and Other Ingredients 10.0%
Seeds and Nuts 5.0%
Fruits, Vegetables, Legumes 10.0%
Sweeteners, Starches, Other 5.0%
Packaging 30.0%

Appendix C: Regulation G
Appendix C: Regulation G
Fiscal 2008 EPS Reconciliation for Regulation G purposes
Quarter 1 Quarter 2
Fiscal Year
Total
Diluted EPS from Continuing Operations, rounded 0.36 $         0.50 $
Items Impacting Comparability:
Benefit from Restructuring Charges (0.02)*
Peter Pan Recall Costs 0.01 *
Non-Operating Gain on Merger (0.01)*
Benefit of Lower than Normal Tax Rate (0.01)*
Banquet Pot Pie Recall Costs 0.03
*** Additional company commentary will be provided on upward revisions to full fiscal 2008 EPS guidance at the company's third quarter conference call scheduled for March 27, 2008.
** **
** The timing and amount of items impacting comparability cannot be determined at this time.
Diluted EPS Excluding items impacting comparability $         0.34 $         0.53
Above
$1.55***
Quarters 3 & 4
* Items affecting comparability are each rounded to the nearest penny; the sum of items will not equal $0.34 due to rounding.
Above $0.70 total***